UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 13, 2010

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01              Other Events

On September 21, 2009 the U.S. District Court (District Court) ruled against the U.S. Department of Agriculture (USDA) finding that the USDA violated federal law by failing to prepare an Environmental Impact Statement (EIS) before deregulating Roundup Ready® sugarbeets.  On January 19, 2010, a motion was filed in Federal Court seeking a preliminary injunction to halt the planting and processing of Roundup Ready® sugarbeets for both the seed and root crops.  On March 16, 2010 the U.S. District Court denied the plaintiffs’ request for the preliminary injunction.  A District Court hearing on interim remedies was held on August 13, 2010.

Following the hearing on August 13, 2010 the District Court issued a ruling confirming the ability of the shareholders to harvest the 2010 root crop even though it was produced primarily from Roundup Ready® sugarbeet seed.  In addition, the District Court immediately vacated the original decision by USDA to deregulate the use of Roundup Ready® sugarbeet seed.  As a result, the planting of Roundup Ready® sugarbeet seed after August 13, 2010 is prohibited until further action is taken by USDA in accordance with applicable law to allow planting of Roundup Ready® sugarbeet seed.  It is impractical to speculate on the likelihood of the USDA taking action prior to the planting of the 2011 sugarbeet crop.  Given the recent ruling, and the uncertain timing of USDA action, it is possible that the Company’s shareholders may not be able to plant Roundup Ready® sugarbeets in 2011.  The ability of shareholders to plant Roundup Ready® sugarbeets in subsequent years will be determined as a final matter based on the outcome of the EIS and further decision by USDA.  The number of years required to complete the EIS is currently uncertain.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2009.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	August 13, 2010	/s/ Teresa Warne
		By:	Teresa Warne
		Its:	Chief Accounting Officer